THE MARSICO INVESTMENT FUND

Marsico Growth Fund

Supplement dated October 7, 2015
to the Prospectus and Statement of Additional Information (“SAI”)
dated January 30, 2015

The Marsico Growth Fund (the “Fund”) is co-managed by a team of managers.  Effective on and after October 6, 2015, Kevin Boone is no longer a member of the team that co-manages the Fund.  Thomas F. Marsico and Coralie Witter, CFA, continue to be jointly and primarily responsible for day-to-day management of the Fund.

The Prospectus and SAI are hereby amended, effective October 7, 2015, to state that the members of the team of managers who co-manage the Fund continue to include Mr. Marsico and Ms. Witter, and to remove all references to Mr. Boone.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE